Investor Presentation FY2007 1 NOBEL LEARNING COMMUNITIES, INC. September 11, 2007 Exhibit 99.1

Investor Presentation FY2007 2
NOBEL LEARNING COMMUNITIES, INC.
The following presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995,
about such things as the Company’s business, projected revenues, expenditures and operating and capital requirements. Statements that are not historical facts are forward-looking statements, and are subject to certain risks, uncertainties and assumptions, such as factors that could cause actual results to vary materially. Among the factors that could impact our ability to achieve our stated goals are competitive conditions in the pre-elementary and elementary school education and services industry, including advertising and tuition price sensitivity; various factors affecting occupancy levels, including, but not limited to, the reduction in or changes to the general labor force that would reduce the need or demand for private schools; the establishment of governmentally mandated universal pre-K programs that do not allow for participation by for-profit operators; our inability to successfully defend against or counter negative publicity associated with claims involving alleged incidents at our schools; and the acceptance of our newly developed schools and businesses and performance of recently acquired businesses.  Forward-
looking statements should not be relied upon except as statements of our present intentions and expectations that may or may not occur.

Investor Presentation FY2007 3
NLCI BUSINESS SUMMARY
• Premier operator in the for-profit private preschool,
elementary/middle school and specialty school market
– Largest K-8 operator
– #4 preschool operator; largest predominantly private pay
• Education market is expected to grow at 6.4% per year
– Extremely fragmented: provides rollup growth opportunity
– Tuition increases of 3% to 5% per year
• Excellent target market characteristics:
– Dual income, high HH income families;
professional and technical employment
– Existing portfolio in high growth states and markets
• 3 year Net Income CAGR of over 30%

Preschool

Elementary

Middle

Camp &
Enrichment
Programs

Investor Presentation FY2007 4
NLCI BUSINESS MODEL PRINCIPLES
• Focus on three growing trends faced by families
– Dual income and single parent households
– Frustration with public schools
– Assure child’s success in "Flat World"
• “Cluster” School Model
– Feeder preschools support K-8 occupancy
– Operating and marketing economies
– Incremental students provide exceptional margins
• Small classes and broad programs to meet family
before/after school and summer needs
• Curriculum-based with standardized testing providing
excellent value for educational outcomes

Investor Presentation FY2007 5 School Locations by State

NOBEL LEARNING COMMUNITIES INC.

CHESTERBROOK Academy
A Nobel Learning Community

MERRYHILL SCHOOL
Established 1949
A Nobel Learning Community

Houston Learning Academy
A Nobel Learning Community

CAMP ZONE
A Nobel Learning Communities Camp Program

Paladin Academy
A Nobel Learning Community

BRIGHTON SCHOOL
A Nobel Learning Community

BETHESDA COUNTRY DAY SCHOOL
A NOBEL LEARNING COMMUNITY

Touchstone School
A Nobel Learning Community

LAKE FOREST PARK MONTESSORI
A Nobel Learning Community

Carefree Learning Center
A Nobel Learning Community

THE TOWN & COUNTRY SCHOOL OF VIENNA
A Nobel Learning Community

NORTH RALEIGH COUNTRY DAY SCHOOL
A Nobel Learning Community

EVERGREEN ACADEMY
A Nobel Learning Community

THE HONOR ROLL SCHOOL
EST. 1991

DEPARTMENT OF LABOR
UNITED STATES OF AMERICA

DISCOVERY ISLE®
CHILD DEVELOPMENT CENTER

Investor Presentation FY2007 6 WE OPERATE UNDER MULTIPLE BRANDS East West Specialized Individual School Brands

Investor Presentation FY2007 7
NLCI GROWTH STRATEGY
1.
Grow the preschool business
and utilize it, where
appropriate, to feed elementary school enrollment
2.
Extend our market leadership in the for-profit K-8
private school business
3. Add education-based enrichment programs that
can be sold to consumers through our schools and
other delivery channels
Our growth strategy consists of three prongs,
each building on the others

NOBEL LEARNING COMMUNITIES INC.

Here's how Links to Learning connects each learning component to the next.
Every great journey has a beginning.
How do you make the most of their potential?
Start here.

My fun and busy month
Links to Learning

Links to Learning™

Nobel Learning Preschool Curriculum

Investor Presentation FY2007 8 GROW PRESCHOOL BUSINESS Retail Marketing Approach Preschools will benefit from our new curriculum, which connects parents to what their child is learning in school

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NOBEL LEARNING COMMUNITIES
Conservation
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Nobel Learning Communities is committed to providing a quality educational program that allows our students to be successful in our increasingly global society. Our Conservation for Learning homepage is designed to motivate and inspire students to learning more about our Earth and how our everyday activities can affect it. By participating in the various projects, students are not only exploring core content areas such as literacy, math, science and social studies, but they are also acquiring critical thinking skills to assess themselves as learners and make informed decisions about the world around them. Please use the icons below to enter any of our current projects.
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Investor Presentation FY2007 9
GROW ELEMENTARY/MIDDLE SCHOOL BUSINESS
Differentiate Schools Through Curriculum Delivery Model
• Utilize national network of schools to create extraordinary
"distance" learning projects, student interactions and
classroom experiences
• Develop advanced skills to succeed in 21st century economy

1
2
Preschool
Preschool
Preschool
Preschool
Elementary/
Middle School
3
Enrichment Programs

Investor Presentation FY2007 10 NLCI STRATEGY - COMPONENT INTEGRATION

Investor Presentation FY2007 11 Financial Results NOBEL LEARNING COMMUNITIES, INC.

Investor Presentation FY2007 12
• Education traditionally experiences annual tuition increase of 3% - 5%
• Margin leverage opportunity from incremental students
• Recurring revenues – high student retention rate
• Generates cash before services delivered
• Modest capital requirements – real estate leased, not owned
• Fragmented market – growth by acquisition and new development
KEY BUSINESS MODEL CHARACTERISTICS

Investor Presentation FY2007 13
WE HAVE ENTERED A GROWTH PHASE
Net Revenue
$152
$158
$162
$183
$-
$50
$100
$150
$200
2004 2005 2006 2007
Revenue should be reviewed in conjunction with the Financial Statements and Notes thereto filed with the SEC.
Comparable School
Revenue Growth
2.8%
3.7%
1.5%
4.4%
0.0%
1.0%
2.0%
3.0%
4.0%
5.0%
6.0%
2004 2005 2006 2007
Revenue Growth     5.8%      3.9%      2.5%    13.0%

Investor Presentation FY2007 14
GROSS PROFIT AND NET INCOME ARE INCREASING
Gross Profit and Net Income should be reviewed in conjunction with the Financial Statements and Notes thereto filed with the SEC. Net Income for FY 2007 and FY 2005 – EPS shown represent results adjusted for non-recurring items in those respective fiscal periods.
Gross Profit / Gross Margin
$20.4
$22.0
$23.0
$27.5
$-
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
2004 2005 2006 2007
Net Income
$3.4
$4.5
$5.8
$-
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
2005 2006 2007
Gross Margin      13.5%     14.0%     14.2%     15.0%
CAGR 30.6%

15
Fiscal Quarter - EPS
$(0.18)
$(0.11)
$(0.10)
$0.10
$0.12
$0.15 $0.15
$0.18
$0.21
$0.20
$0.22
$0.25
$(0.20)
$(0.10)
$-
$0.10
$0.20
$0.30
2005 2006 2007
Fiscal Year
Q1 Q2 Q3 Q4
NLCI EPS TREND HAS IMPROVED STEADILY
For FY 2007 and FY 2005 – EPS shown represent results adjusted for non-recurring items in those respective fiscal periods.  See Financial Statements and Notes thereto filed with the SEC.
Fiscal Year - EPS
$0.35
$0.44
$0.55
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
2005 2006 2007
Fiscal Year
Fiscal Year – July through June
CAGR 25.4%

Investor Presentation FY2007 16
Free Cash Flow = cash from operations less capital expenditures
NLCI DEBT IS DOWN; FREE CASH FLOW IS UP
Total Debt
$35.5
$25.3
$15.5
$13.2
$0.0
$-
$10.0
$20.0
$30.0
$40.0
2003 2004 2005 2006 2007
Free Cash Flow
$3.1
$5.3
$7.9
$8.3
$11.5
$-
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
2003 2004 2005 2006 2007
CAGR   38.2%

Investor Presentation FY2007 17
STRONG CAPITAL STRUCTURE
• Fully diluted shares of 10,600,000
• Converted Preferred to Common - eliminated
dividends
• Paid off all sub-debt and senior term debt
• $50 million revolving credit facility
– At June 30, 2007 facility unused – No outstanding debt
– Provides flexible, efficient expansion capacity
– Low leverage to cash flow
• Market cap of around $150 million

Feb-03
Aug-03
Feb-04
Aug-04
Feb-05
Aug-05
Feb-06
Aug-06
Feb-07
Aug-07

Investor Presentation FY2007 18 Per Share Closing Price $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 NLCI STOCK HAS REACTED FAVORABLY Management and Board Changes Initiated

Investor Presentation FY2007 19 NOBEL LEARNING COMMUNITIES, INC.